SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation Of Financial Statements [Abstract]
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]

As of December 31, 2012 and 2011, there were 184,201 and 102,524 options, respectively, which were excluded from the calculation as their effect would be anti-dilutive, because the exercise price of the options were greater than the average market price of the common shares.

	Years Ended December 31,
	2012	2011
Net Income	$4,989,914	$3,161,464
Less: dividends paid and accrued on preferred stock	(200,000)	(672,488)
Net income available to common shareholders	$4,789,914	$2,488,976

Average number of common shares outstanding	3,043,039	3,016,286
Effect of dilutive options	12,323	36,524
Average number of shares used to calculate diluted earnings per share	3,055,362	3,052,810